UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                           IMAGE SENSING SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Minnesota
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                 (State or Other Jurisdiction of Incorporation)

        0-26056                                           41-1519168
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(Commission File Number)                       (IRS Employer Identification No.)

 500 Spruce Tree Centre, 1600 University Avenue West, St. Paul, Minnesota 55104
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          (Address of Principal Executive Offices, Including Zip Code)

                                 (651) 603-7700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The following information is being "furnished" in accordance with Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as expressly set forth by specific reference in such filing:

     On October 31, 2005, Image Sensing Systems, Inc. (the "Company"), issued a press release to report the Company's results of operations and financial condition for the completed fiscal quarter ended September 30, 2005. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following exhibit is being "furnished" in accordance with Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing:

     99.1  Press Release, dated October 31, 2005, of Image Sensing Systems, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IMAGE SENSING SYSTEMS, INC.


                                            By: /s/ James Murdakes
                                                --------------------------------
                                                James Murdakes
                                                Chief Executive Officer

Dated: October 31, 2005.


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                                  EXHIBIT INDEX


Exhibit No.      Description
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99.1             Press Release, dated October 31, 2005, of Image Sensing
                 Systems, Inc.